                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             ______________________

       Date of Report (Date of earliest event reported): January 12, 1994

                            MAXUS ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


1-8567-2                                               75-1891531
(Commission File Number)                         (I.R.S. Employer
                                               Identification No.)

               717 North Harwood Street, Dallas, Texas 75201-6594
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (214) 953-2000
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ITEM 5.  OTHER INFORMATION

         The Registrant has entered into Tri Party Agreements appointing successor trustees under three Indentures under which Mellon Bank, N.A. was the original trustee. Under the first of these, dated January 24, 1994 and relating to the Registrant's 8 1/2% Sinking Fund Debentures due April 1, 2008, Chemical Bank is the successor trustee. Under the other two, dated January 12, 1994, NationsBank of Texas, N.A. is the successor trustee. One of the latter two relates to Registrant's 11 1/2% Sinking Fund Debentures due November 15, 2015 and the other relates to Registrant's 11 1/4% Sinking Fund Debentures due May 1, 2013.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (a)  Financial Statements

             Inapplicable.

   (b)  Exhibits

    4.1        - Tri Party Agreement dated January 12, 1994 relating to the
                 Registrant's 11 1/4% Sinking Fund Debentures due May 1, 2013.

    4.2        - Tri Party Agreement dated January 12, 1994 relating to the
                 Registrant's 11 1/2% Sinking Fund Debentures due November 15,
                 2015.

    4.3        - Tri Party Agreement dated January 24, 1994 relating to the
                 Registrant's 8 1/2% Sinking Fund Debentures due April 1, 2008.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        MAXUS ENERGY CORPORATION

                                        By: G. R. BROWN
                                            G. R. Brown
                                            Vice President and Controller

Dated:  February 14, 1994





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                                 EXHIBIT INDEX


  Exhibit
  Number                               Exhibit
  ------                               -------
   4.1            Tri Party Agreement dated January 12, 1994 relating to the
                  Registrant's 11 1/4% Sinking Fund Debentures due May 1, 2013.

   4.2            Tri Party Agreement dated January 12, 1994 relating to the
                  Registrant's 11 1/2% Sinking Fund Debentures due November 15,
                  2015.

   4.3            Tri Party Agreement dated January 24, 1994 relating to the
                  Registrant's 8 1/2% Sinking Fund Debentures due April 1, 2008.





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